EXHIBIT 99.2

              Certification of Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Ross Stores, Inc. (the "Company") on Form 10-K for the year ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Call, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:         April 23, 2003            /s/ J. Call
                                        ----------------------------------------
                                        John G. Call,
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        Principal Accounting Officer
                                        and Corporate Secretary